Changes in Registrant's Certifying Accountant

Form 8-K for NT MINING CORPORATION

     Pursuant to section 13 or 15(d) of the securities exchange act of 1934

Date of Report (Date of earliest event reported): April 12, 2013

               Nevada                        94-33420647 CI # 00010966759                                   94-3342064

      (State or other jurisdiction         (Commission              (I.R.S. Employer

           of organization)                       File Number)         Identification Number)

106 – 1641 Lonsdale Ave, North Vancouver, BC V7M 2J5 CANADA
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(604) 249-5001

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

12-Apr-2013

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 15, 2012, the Company was notified by James Stafford, Inc. Chartered Accountants (James Stafford) that they were no longer able to carry on audits for any American public companies doing SEC filings. See attached copy of 8K filed on that date.

On November 21, 2012, the board of directors of the Company approved and authorized the engagement of Malone Bailey LLP, of 10350 Richmond Ave Suite 800, Houston, TX 77042, as the Company's independent registered principal accountant.

During the two most recent fiscal years and through November 21, 2012, the Company had not consulted with Malone Bailey LLP, regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on the Company's consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Malone Bailey LLP, concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01 EXHIBITS

(a) The following exhibits are filed with this report:

     Exhibit Number                          Description

         16.1              copy of 8K dated November 15, 2012

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Vancouver, on the 12th day of April 2013

NT MINING CORPORATION

By: /s/ Carman Parente

---------------------------------------

Carman Parente

Director and Chief Executive Officer

       EXHIBIT 16.1              Copy of 8K dated November 15, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2012

NT Mining Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-27715	94-3342064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 – 1641 Lonsdale Avenue North Vancouver, BC		V7M 2J5
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 604-249-5001

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 15, 2012, James Stafford Chartered Accountants (“James Stafford”) resigned as the independent registered public accounting firm of NT Mining Corporation (the “Company”).  The Board of Directors of the Company accepted the resignation effective as of that date.

The reports of James Stafford regarding the Company’s financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report dated July 25, 2012 on the Company’s financial statements for fiscal years ended December 31, 2011 and 2010 contained an explanatory paragraph which noted that there were substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2011 and 2010, and during the period from December 31, 2011 to November 15, 2012, the date of resignation of James Stafford, (i) there were no disagreements with James Stafford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of James Stafford would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided James Stafford which a copy of the foregoing disclosures and requested that James Stafford furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

16.1	Letter from James Stafford Chartered Accountants, dated November 15, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NT MINING CORPORATION

Dated: November 15, 2012	By: /s/ Carman Parente
Carman Parente
Chief Executive Officer & Director